Exhibit 10.49

AMENDMENT NO. 3 dated as of January 29, 2007 (this “Amendment”), to the Credit Agreement dated as of January 18, 2005 (as amended by the Amendment dated as of March 29, 2005 and Amendment No. 2 dated as of April 25, 2006, the “Credit Agreement”), among WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED, a company organized under the laws of Bermuda (the “BR Borrower”), WARNER CHILCOTT CORPORATION, a Delaware corporation (the “US Borrower”), WARNER CHILCOTT COMPANY, INC., a corporation organized under the laws of Puerto Rico (the “PR Borrower”, and together with the BR Borrower and the US Borrower, the “Borrowers”), the Lenders (as defined in the introductory paragraph to the Credit Agreement), and CREDIT SUISSE (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch), as administrative agent (in such capacity, the “Administrative Agent”).

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Clause (a) to the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) with respect to Acquisition Date Term Loans and the Delayed Draw Term Loans, (i) for Eurodollar Rate Loans, 2.00% and (ii) for Base Rate Loans, 1.00%;”.

(b) Clause (c) to the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the last two sentences thereof.

(c) The definition of the term “Specified Ratings Condition” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness of Amendment. This Amendment shall become effective as of the date set forth above on the date on which the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Guarantors, the Required Lenders and each Term Lender (after giving to any prior or concurrent assignments by Term Lenders, whether pursuant to Section 3.07 of the Credit Agreement or otherwise).

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Expenses. The Borrowers agree to reimburse the Administrative Agent and the Arrangers for all reasonable out-of-pocket costs and expenses incurred in connection with this Amendment (whether or not the transactions contemplated hereby are consummated), including all Attorney Costs of counsel for the Administrative Agent and the Arrangers.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or electronic mail of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such signature page delivered by telecopier or electronic mail be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any signature page delivered by telecopier or electronic mail.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 8. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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IN WITNESS HEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

Signed Sealed and Delivered	)
for and on behalf of	)
WARNER CHILCOTT	)
HOLDINGS COMPANY III,	)
LIMITED in the presence of:	)

Witness

WARNER CHILCOTT COMPANY, INC.

By:
Name:
Title:

WARNER CHILCOTT CORPORATION

By:
Name:
Title:

GUARANTORS:

WARNER CHILCOTT INTERMEDIATE (LUXEMBOURG) S.A.R.L

By:
Name:
Title:

WARNER CHILCOTT (US), INC.

By:
Name:
Title:

EXECUTED as a DEED by WARNER CHILCOTT ACQUISITION LIMITED

Director

Director

EXECUTED as a DEED by WARNER CHILCOTT UK LIMITED

Director

Director

PRESENT when the Common Seal of WARNER CHILCOTT INTERMEDIATE (IRELAND) LIMITED was affixed hereto:

WITNESS:
Director

ADDRESS:

Director

DESCRIPTION:

PRESENT when the Common Seal of GALEN (CHEMICALS) LIMITED was affixed hereto:

WITNESS:
Director

ADDRESS:

Director

DESCRIPTION:

PRESENT when the Common Seal of WARNER CHILCOTT LIMITED was affixed hereto:

WITNESS:
Director

ADDRESS:

Director

DESCRIPTION:

PRESENT when the Common Seal of WARNER CHILCOTT LABORATORIES IRELAND LIMITED was affixed hereto:

WITNESS:
Director

ADDRESS:

Director

DESCRIPTION:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO.3 DATED AS OF JANUARY 29, 2007, TO THE WARNER CHILCOTT HOLDINGS COMPANY III, LIMITED/WARNER CHILCOTT CORPORATION/WARNER CHILCOTT COMPANY, INC. CREDIT AGREEMENT DATED AS OF JANUARY 18, 2005.

NAME OF LENDER:

By:
Name:
Title:

By:
Name:
Title: